# JONES

# JSDA

# SAFE HARBOR

This document contains forward-looking statements as defined in the Private Securities Reform Act of 1995 and applicable Canadian securities rules and regulations. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to expected events or our expected future performance, including: our future performance and growth prospects and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "should," "expects," "anticipates," "contemplates," "estimates," "believes," "plans," "projected," "predicts," "potential," or "hopes" or the negative of these or similar terms. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2023 that we have filed with the U.S. Securities and Exchange Commission (the "SEC") and the Quarterly Reports we file with the SEC. Forward- looking statements made are only predictions. The forward-looking statements made in this presentation and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions. The forward-looking statements in this presentation and other statements made from time to time by us or our representatives might not occur.

Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved.

# OUR NEW JOURNEY

- Jones was founded in 1996 and has a strong brand awareness and heritage.
- Since a high of 2009 the company lost its way due to poor management and lack of innovation.
- Turn around began in 2021 with new leadership to stem the bleeding, improve margins and start the journey to break even.
- In June 2023, a new beverage CEO was recruited to harness the power of the brand, ramp innovation and start the journey to a full beverage company.
- Q1 2024, delivered highest first quarter revenue and gross profit in 15 years.
- The journey has just begun!


JONES
SODA CO.
GREEN APPLE SODA

# VISION
## THE BEVOLUTION

We expect by the close of 2027, Jones will have evolved from a soda company with a rebellious edge to a Beverage Company with an independent spirit using innovation to drive portfolio and channel expansion to become a beloved household staple with best taste guaranteed.

**JONES BEVERAGE COMPANY**


JONES
PREMIUM CRAFT MIXER

# KEY JONES STRATEGIES

01 **Harness the Power of the JONES Brand.**

02 **Own "Best Taste"** in our categories and products.

03 Recruit the **"Next JONES Generation".**

04 **Take Back the Streets**
Convenience Availability/Action Sports.

05 **Fast Follow in Innovative Beverages**

06 **Know our Customers and Consumer**
through Data & Insights.

07 **Growth to Hyper Growth**
Increase Marketing Investment.

08 **Focus on Growth Drivers**
FS, HD9, Jones+, DSD, Increase ACV%.

09 **Improve Profitability**
Pricing, Margin, Mix, Find a Better Way.

10 **Evolve Culture & Performance through EOS**
Focus, Urgency, Accountability, Teamwork.


JONES
BINA'S SODA


JONES

# AGILE FAST FOLLOWER STRATEGY

- Jones is breaking out of the 12oz glass craft soda business.
- We are building a diversified portfolio of Jones branded beverages that drive brand switching into "new-to-Jones" categories.
- We offer best tasting beverages that consumers want in formats that meet their beverage moments.
- The Jones team moves quickly and decisively with solutions that offer meaningful positive differences.
- Our mission is to be the 4th largest beverage company after Coke, Pepsi and Dr Pepper.

# Q1 PERFORMANCE

15 YR HIGH



JONES
Q1 Net Revenue and Gross Profit Since 2009
8,000,000.00
7,000,000.00
6,000,000.00
5,000,000.00
4,000,000.00
3,000,000.00
2,000,000.00
1,000,000.00
-
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
Net Revenue
Gross Profit



Q1 Gross Profit Margin Since 2009
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
GPM

# JSDA

## STOCK PERFORMANCE

- The change in vision and recent performance improvements in revenue and margin, have been rewarded by the capital market.
- Q2 expectations are high, and we believe profitability is on the near horizon.
- We believe 2024 will be profitable as the company improves margins and expands its portfolio.


Jones Soda Co.
SMA (5): 0.3614
SMA (20): 0.2885
Bollinger (20, 2): 0.1643 - 0.4126
0.50
0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
© eoddata.com
Vol: 7.789K
2M
1M
0M
MACD (26, 12): 0.0367
EXP (9): 0.0287
0.04
0.02
0
-0.02
Mar
Apr
May

# MARKET OPPORTUNITY

- The Beverage industry in the US is valued at $448 billion with soft drinks representing $298 billion.*
- Coke, Pepsi and Keurig Dr Pepper dominate the category, with innovation and growth being delivered by start up brands that are readily acquired by the Big 3.
- We believe Health and Wellness, Better For You and Functional Beverages are the key drivers of growth and being demanded by both consumers and retailers.


Enjoy!
Coca


Coca-Cola
PEPSI
PEPSI

* Source: "15+ US Beverage Industry Statistics [2023] : Refreshing trends facts and stats" Zippia.com



# THE NEW JONES TEAM

**David Knight**, CEO
CPG and Beverage veteran with 28 Years at PepsiCo.

**Jerry Goldner**, CGO
Kellogg's, Nestle, OI/Saxco, Scout, Stryve

**Victor Petrone**, CCO
PFG, Sysco, Polermo Foods, Prince Hospitality, National Beverage

**Eric Bittner**, COO
Fever Tree, Keurig Dr Pepper, PepsiCo

**Peter Vogt**, CMO
Tik Tok, Visa, Splunk, eBay

**Andy Scheurer**, CIO
Kellogg's, LaunchForce



2024 JONES INNOVATION
JONES™
From One Category to Nine Categories
1-1-2024
12-31-2025
CRAFT CSD
CANE SUGAR
GLASS BOTTLE
GROCERY SINGLES
ORIGINAL JONES GLASS BOTTLE
ACROSS THE STORE
TASTE WINS
MULTI FORMAT
MULTI CHANNEL
FSW
CAFFEINE
FREEZER POPS
ADULT BEVERAGES
MIXERS
GUT HEALTH
NEW TASTES
MINI CANS
MIXERS
MINI JONES CANS
ZERO COLA
FIESTA LATINO TASTES
POP JONES
JONES+ CAFFEINE
SPIKED JONES HARD SODA
RTD COCKTAILS
SPARKLING WATER
MIXERS

# CAN'T WAIT TO TRY

Proven to drive consideration and trial, Jones is leveraging our legacy brand to infuse this growing category with a fresh attitude and indulgent taste.

**The Jones Brand has strong concept appeal in the Beverage Category, especially amongst grocery shoppers.**

THINKING ABOUT THIS NEW BEVERAGE, WHICH STATEMENT FITS YOU BEST?
(% who would try this drink)



No chance
Slight Chance
Good Chance
Definitely Try
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
8
26
33
34
8
26
33
33

Flavored Soda Water
Bolder Flavor



JONES



New Jones Concepts



JONES

**Jones Mixers and RTD Cocktails will get trial!**

Source: Alpha / Diver – Why people buy? Vetting the potential for Jones Sparkling water to win at shelf purchase.

# JONES™ PLAYGROUND



GINGER BEER


ODYSSEY

FUNCTIONAL MUSHROOMS



MIXERS


TRULY

HARD SELTZERS



FLAVORED SODA WATER


pepsi
CLASSIC

CSD



RTD COCKTAILS



GUT HEALTH



CRAFT SODA



MOCKTAILS

# EXECUTIVE SUMMARY

We believe **JONES** is entering hypergrowth under the new management team driving innovation and channel development.

New strategy is performing with highest Q1 revenue and margin in 15 years.

We are seeking strategic capital investment partners to secure this exciting growth.


THANKS
from
JONES

JONES

**David Knight**, CEO
**davidk@jonessoda.com**
+1 408-410 4396